UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 14, 2010

HELI ELECTRONICS CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-53692	N/A
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
incorporation)		No.)

No. 50 Fengxiang South Road, Jianggao Town, Baiyun District,
Guangzhou, P.R. China.
(Address of principal executive offices)

(86) 020-36356228
(Registrant’s telephone number, including area code)

Room A606, Dacheng International Centre,
78 Dongsihuanzhonglu
Chaoyang District, Bejing, P.R. China
(Registrant’s former name, address and telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry into Material Definitive Agreement

On June 14, 2010 Heli Electronics Corp., (“we”, “our”, “us”) entered into a share exchange agreement with Heli Holding Group Ltd., a company incorporated under the laws of the British Virgin Islands (”Heli Holding”) and all of the shareholders of Heli Holding (the “Heli Shareholders”). According to the terms of the Share Exchange Agreement, we agreed to acquire all of the share capital in Heli Holding from the Heli Shareholders in exchange for 144,280,000 shares of our common stock. Heli Holding owns 100% of the issued and outstanding share capital of Guangzhou Xinde Electronics Co., Ltd. (“Xinde”) and Heli International (HK) Company Limited (“Heli HK”). Xinde owns 100% of the issued and outstanding share capital of Guangzhou Heli Information Technology Co., Ltd. (“Heli IT”).

The following is a brief description of the terms and conditions of the share exchange agreement that are material to us:

1.	no material adverse change will occur with the business or assets of our company or Heli Holding since the effective date of the share exchange agreement;

2.	Heli Holding will have no more than 50,000 common shares issued and outstanding on the closing date of the share exchange agreement;

3.	our company and Heli Holding will be reasonably satisfied with their respective due diligence investigation of each other;

4.

Heli Holding will have delivered to our company audited financial statements for the last two fiscal years ended December 31 and unaudited financial statements for the period ended March 31, 2010, prepared in accordance with United States GAAP and audited by an independent auditor registered with the Public Company Accounting Oversight Board in the United States;

5.	Lu Lu, our current office and director, and Jian Hong Liu, our former director and officer, will cancel 599,000,000 shares of our common stock held in their name;

6.	Jian Hong Liu will cancel all debts owed to him by our company; and

7.	Upon closing of the share exchange, we will have no more than 266,000,000 shares of our common stock issued and outstanding.

Due to conditions precedent to closing, including those set out above, and the risk that these conditions precedent will not be satisfied, there is no assurance that we will complete the share exchange as contemplated in the share exchange agreement.

The share exchange agreement is attached as Exhibit 2.1 to this Current Report.

Item 9.01 Financial Statements and Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K:

Exhibit No.	Description

2.1	Share Exchange Agreement with Heli Holding Group Ltd., dated June 14, 2010

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 14, 2010	HELI ELECTRONICS CORP.

	By:	/s/ Lu Lu
Lu Lu
President, Chief Executive Officer and
Director